UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On March 22, 2016, Intersections Inc. (the “Company”) issued a press release announcing its results for the quarter and year ended December 31, 2015 and posted a Fourth Quarter 2015 Investor Update on its website (www.intersections.com).  The text of the press release and the update are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 7.01. Regulation FD Disclosure
On March 21, 2016, the Company issued a press release announcing that it completed a $20 million term loan financing with Crystal Financial LLC.  The text of the press release is attached hereto as Exhibit 99.3.

Forward-Looking Statements:
Statements in this exhibits to this report relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements.” You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,’’ “plan,” “intend,” “believe,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Those forward-looking statements involve known and unknown risks and uncertainties and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements, including the timing and success of new product launches, including our Identity Guard®, Voyce™ and Voyce Pro™ platforms, and other growth initiatives; the continuing impact of the regulatory environment on our business; the continued dependence on a small number of financial institutions for a majority of our revenue and to service our U.S. financial institution customer base; our ability to execute our strategy and previously announced transformation plan; our incurring additional restructuring and/or impairment charges our ability to control costs; and our needs for additional capital to grow our business, including our ability to maintain compliance with the covenants under our new term loan or seek additional sources of debt and/or equity financing. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks described above, and the risks disclosed in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update any forward-looking statements unless required by applicable law.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release issued March 22, 2016
99.2	Fourth Quarter 2015 Investor Update
99.3	Press release issued March 21, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  March 23, 2016
INTERSECTIONS INC.

By:	/s/ Ronald L. Barden
	Name:	Ronald L. Barden
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued March 22, 2016
99.2	Fourth Quarter 2015 Investor Update
99.3	Press release issued March 21, 2016